UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[]  Preliminary Proxy Statement
[]  Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[]  Definitive Additional Materials
[]  Soliciting Material Under Rule 14a-12

                   Investment Grade Municipal Income Fund Inc.
           -----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
_____________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
_____________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
_____________________________________________________________________

5)  Total fee paid:
_____________________________________________________________________

[]  Fee paid previously with preliminary materials:
_____________________________________________________________________

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:
_____________________________________________________________________

   2) Form, Schedule or Registration Statement No.:
_____________________________________________________________________

   3) Filing Party:
_____________________________________________________________________

   4) Date Filed:
_____________________________________________________________________

                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                                ----------------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 18, 2007

                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of Investment Grade Municipal Income Fund Inc. (the "Fund") will be held on January 18, 2007, at 10:00 a.m., Eastern time, at 51 West 52nd Street, New York, New York 10019-6114 for the following purposes:

MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

        (1) To elect four (4) directors to serve until the annual meeting of shareholders in 2008, or until their successors are elected and qualified or until they resign or are otherwise removed; and

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

        (3) To elect two (2) directors to serve until the annual meeting of shareholders in 2008, or until their successors are elected and qualified or until they resign or are otherwise removed.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on November 17, 2006. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                             By order of the board of directors,

                                             MARK F. KEMPER
                                             Vice President and Secretary

November 22, 2006
51 West 52nd Street
New York, New York 10019-6114

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director for which you are entitled to cast a vote named in the attached proxy statement and, in the proxies' discretion, either "FOR" or "AGAINST" any other business that may properly arise at the annual meeting. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                          REGISTRATION                                VALID SIGNATURE
                          ------------                                ---------------
        Corporate Accounts
         (1) ABC Corp. ...........................................    ABC Corp.
                                                                      John Doe, Treasurer
         (2) ABC Corp. ...........................................    John Doe, Treasurer
         (3) ABC Corp. c/o John Doe, Treasurer ...................    John Doe
         (4) ABC Corp. Profit Sharing Plan .......................    John Doe, Trustee

        Partnership Accounts
         (1) The XYZ Partnership .................................    Jane B. Smith, Partner
         (2) Smith and Jones, Limited Partnership ................    Jane B. Smith, General Partner

        Trust Accounts
         (1) ABC Trust Account ...................................    Jane B. Doe, Trustee
         (2) Jane B. Doe, Trustee u/t/d 12/18/78 .................    Jane B. Doe

        Custodial or Estate Accounts
         (1) John B. Smith, Cust. f/b/o
             John B. Smith, Jr. UGMA/UTMA ........................    John B. Smith
         (2) Estate of John B. Smith .............................    John B. Smith, Jr., Executor

                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 18, 2007

    This proxy statement is furnished to the shareholders of Investment Grade Municipal Income Fund Inc. (the "Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on January 18, 2007, at 10:00 a.m., Eastern time, at 51 West 52nd Street, New York, New York 10019-6114, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 27, 2006.

    A majority of the shares outstanding on November 17, 2006, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ("APS") with respect to the election of the two directors to be elected solely by the APS), or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 3, for which the required vote is a plurality of the votes cast on the matter.

    Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote, and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 3, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the six nominees for director named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the four nominees for director named herein for which the holders of the common stock are entitled to vote and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund's Secretary, care of UBS Global Asset Management (Americas) Inc. at 51 West 52nd Street, New York, New York 10019-6114. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, November 17, 2006, the Fund had outstanding 10,356,667 shares of common stock and 2,200 shares of the APS, representing 800 Series A shares, 800 Series B shares and 600 Series C shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of UBS Global Asset Management (Americas) Inc. ("UBS Global AM") or UBS Financial Services Inc., who will not receive any compensation therefore from the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

    UBS Global AM serves as the Fund's investment advisor and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at 51 West 52nd Street, New York, New York 10019-6114 and at One North Wacker Drive, Chicago, Illinois 60606. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

    The Fund's annual report containing financial statements for the fiscal year ended September 30, 2006, is being mailed to shareholders concurrently with this proxy statement.

                    PROPOSALS 1 AND 3. ELECTION OF DIRECTORS

    Proposals 1 and 3 relate to the election of directors of the Fund. Management proposes the election of the six nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees was last elected director at the annual meeting of shareholders held on February 3, 2006.

    Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Richard R. Burt and Meyer Feldberg have been nominated as the directors that are to be elected solely by holders of the APS. The other four directors will be elected by holders of both the outstanding common stock and APS, voting together as a single class. Richard
Q. Armstrong, Alan S. Bernikow, Bernard H. Garil and Heather R. Higgins have been nominated as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your APS shares will be voted FOR the election of all six nominees; and, if you are a holder of the common stock, your shares of common stock will be voted FOR the four nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Directors, including those who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (20 persons) beneficially owned any shares of the Fund's common stock or APS on November 3, 2006.

    Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                                           TERM OF
                                         OFFICE* AND
                           POSITION(S)    LENGTH OF                                NUMBER OF PORTFOLIOS
                            HELD WITH       TIME       PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX          OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE      FUND         SERVED        DURING PAST 5 YEARS       OVERSEEN BY NOMINEE          HELD BY NOMINEE
  ----------------------      ----         ------        -------------------       -------------------          ---------------
INTERESTED DIRECTOR:
Meyer Feldberg+; 64        Director      Since 1992    Professor Feldberg is      Professor Feldberg is      Professor Feldberg
Morgan Stanley                                         Dean Emeritus and          a director or trustee      is also a director
1585 Broadway                                          Sanford Bernstein          of 29 investment           of Primedia Inc.
33rd Floor                                             Professor of Leadership    companies (consisting      (publishing),
New York, NY 10036                                     and Ethics at Columbia     of 49 portfolios) for      Federated Department
                                                       Business School,           which UBS Global AM        Stores, Inc. (operator
                                                       although on a two year     or one of its affiliates   of department stores),
                                                       leave of absence. He is    serves as investment       Revlon, Inc.
                                                       also a senior advisor      advisor, sub-advisor or    (cosmetics) and
                                                       to Morgan Stanley          manager.                   SAPPI, Ltd. (producer
                                                       (financial services)                                  of paper).
                                                       (since March 2005).
                                                       Prior to July 2004, he
                                                       was Dean and Professor
                                                       of Management of the
                                                       Graduate School of
                                                       Business at Columbia
                                                       University (since 1989).

INDEPENDENT DIRECTORS:
Richard Q. Armstrong; 71   Director      Since 1995    Mr. Armstrong is           Mr. Armstrong is a                  None
c/o Willkie Farr &         and                         chairman and principal     director or trustee of
Gallagher LLP              Chairman                    of R.Q.A. Enterprises      16 investment
787 Seventh Avenue         of the                      (management                companies (consisting
New York, NY               Board of                    consulting firm) (since    of 36 portfolios) for
10019-6099                 Directors                   April 1991 and             which UBS Global AM
                                                       principal occupation       or one of its affiliates
                                                       since March 1995).         serves as investment
                                                                                  advisor, sub-advisor or
                                                                                  manager.

                                           TERM OF
                                         OFFICE* AND
                           POSITION(S)    LENGTH OF                                NUMBER OF PORTFOLIOS
                            HELD WITH       TIME       PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX          OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE      FUND         SERVED        DURING PAST 5 YEARS       OVERSEEN BY NOMINEE          HELD BY NOMINEE
  ----------------------      ----         ------        -------------------       -------------------          ---------------
Alan S. Bernikow; 65       Director      Since 2006    Mr. Bernikow is a          Mr. Bernikow is a          Mr. Bernikow is also
207 Benedict Ave.                                      consultant on non-         director or trustee        a director of Revlon,
Staten Island, NY 10314                                management matters for     of 16 investment           Inc. (cosmetics) (and
                                                       the firm of Deloitte &     companies (consisting      serves as the chair of
                                                       Touche (international      of 36 portfolios) for      its audit committee),
                                                       accounting and             which UBS Global AM        a director of
                                                       consulting firm) (since    or one of its              Mack-Cali Realty
                                                       June 2003). Previously,    affiliates serves as       Corporation (real
                                                       he was Deputy Chief        investment advisor,        estate investment
                                                       Executive Officer at       sub-advisor or             trust) (and serves as
                                                       Deloitte & Touche.         manager.                   the chair of its
                                                                                                             audit committee) and a
                                                                                                             director of the Casual
                                                                                                             Male Retail Group,
                                                                                                             Inc. (menswear).

Richard R. Burt; 59        Director      Since 1995    Mr. Burt is chairman       Mr. Burt is a director     Mr. Burt is also a
1275 Pennsylvania                                      of Diligence Inc.          or trustee of 16           director of The
Ave., N.W.                                             (information and risk      investment companies       Central European
Washington, D.C. 20004                                 management firm)           (consisting of 36          Fund, Inc., The
                                                       and IEP Advisors           portfolios) for which      Germany Fund, Inc.,
                                                       (international             UBS Global AM or           The New Germany
                                                       investments and            one of its affiliates      Fund, Inc., IGT, Inc.
                                                       consulting firm).          serves as investment       (provides technology
                                                                                  advisor, sub-advisor       to gaming and
                                                                                  or manager.                wagering industry)
                                                                                                             and The Protective
                                                                                                             Group, Inc. (produces
                                                                                                             armor products).

Bernard H. Garil; 66       Director      Since 2006    Mr. Garil is retired       Mr. Garil is a director    Mr. Garil is also a
6754 Casa Grande Way                                   (since 2001). He was a     or trustee of 16           director of OFI Trust
Delray Beach, FL 33446                                 Managing Director at       investment companies       Company (commercial
                                                       PIMCO Advisory             (consisting of 36          trust company) and a
                                                       Services (from 1999 to     portfolios) for which      trustee for the
                                                       2001) where he served      UBS Global AM or           Brooklyn College
                                                       as President of closed-    one of its affiliates      Foundation, Inc.
                                                       end funds and Vice-        serves as investment       (charitable
                                                       President of the           advisor, sub-advisor or    foundation).
                                                       variable insurance         manager.
                                                       product funds advised
                                                       by OpCap Advisors
                                                       (until 2001).

                                           TERM OF
                                         OFFICE* AND
                           POSITION(S)    LENGTH OF                                NUMBER OF PORTFOLIOS
                            HELD WITH       TIME       PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX          OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE      FUND         SERVED        DURING PAST 5 YEARS       OVERSEEN BY NOMINEE          HELD BY NOMINEE
  ----------------------      ----         ------        -------------------       -------------------          ---------------
Heather R. Higgins; 47     Director      Since 2006    Ms. Higgins is the         Ms. Higgins is a                    None
255 E. 49th St.,                                       President and Director     director or trustee of
Suite 23D                                              of The Randolph            16 investment
New York, NY 10017                                     Foundation (charitable     companies (consisting
                                                       foundation) (since 1991).  of 36 portfolios) for
                                                       Ms. Higgins also serves    which UBS Global AM
                                                       on the boards of           or one of its affiliates
                                                       several non-profit         serves as investment
                                                       charitable groups,         advisor, sub-advisor or
                                                       including the              manager.
                                                       Independent Women's
                                                       Forum (chairman),
                                                       the Philanthropy
                                                       Roundtable (vice
                                                       chairman) and the
                                                       Hoover Institution
                                                       (executive committee).

---------------

* Each director holds office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age.

+ Professor Feldberg is deemed an "interested person" of the Fund as defined in the 1940 Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

          INFORMATION ABOUT NOMINEE BENEFICIAL OWNERSHIP OF FUND SHARES

                                    DOLLAR RANGE     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                     OF EQUITY      REGISTERED INVESTMENT COMPANIES OVERSEEN BY NOMINEE
                                     SECURITIES      FOR WHICH UBS GLOBAL AM OR AN AFFILIATE SERVES AS
              NOMINEE                 IN FUND+          INVESTMENT ADVISOR, SUB-ADVISOR OR MANAGER+
              -------                 --------          -------------------------------------------
INTERESTED DIRECTOR:
Meyer Feldberg ...................     None                             Over $100,000
INDEPENDENT DIRECTORS*:
Richard Q. Armstrong .............     None                             Over $100,000
Alan S. Bernikow .................     None                             None
Richard R. Burt ..................     None                             Over $100,000
Bernard H. Garil .................     None                             Over $100,000
Heather R. Higgins ...............     None                             None

---------------

+ Information regarding ownership of shares of the Fund is as of November 3, 2006; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2005.

* To the extent they have not already done so, the Independent Directors have each agreed to invest the equivalent of a minimum of one year's board member's fees, in the aggregate, in the funds in the UBS Fund complex. Such investments may be spread across a number of funds, and they may not necessarily be made in any one particular fund overseen. The investment will be made over a period not to exceed three years from (i) the beginning of 2004 or (ii) the date of the election to the board, whichever is later.

    As of December 31, 2005, the Independent Directors or their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

    The board of directors of the Fund met six times during the fiscal year ended September 30, 2006. Each director attended 75% or more of the board meetings during the last fiscal year.

    The board of directors is not required to attend the Fund's annual meetings, and no directors attended the annual meeting of shareholders in 2006.

    The board has established an Audit Committee that acts pursuant to a written charter ("Audit Committee Charter") and is responsible for, among other things:
(i) overseeing the scope of the Fund's audit; (ii) overseeing the Fund's accounting and financial reporting policies, practices and internal controls;
(iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the Fund's registered public accounting firm, as well as determining the compensation thereof. A copy of the charter is attached as Exhibit A. In furtherance of its duties, the Audit Committee is also responsible for, among other things: receiving reports from the Fund's independent registered public accounting firm regarding its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the registered public accounting firm; inquiring of UBS Global AM and the Fund's independent registered public accounting firm as to the Fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; and reviewing with the independent registered public accounting firm any problems or difficulties the independent registered public accounting firm may have encountered during the conduct of the audit. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the Fund's audit or determining whether the Fund's financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the Fund. The Audit Committee currently consists of Messrs. Armstrong, Bernikow, Burt and Garil, and Ms. Higgins, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under the listing standards of the New York Stock Exchange ("NYSE") applicable to closed-end funds. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met five times during the fiscal year ended September 30, 2006. Each Audit Committee member attended 75% or more of the Audit Committee meetings during the last fiscal year.

    The board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter ("Nominating and Corporate Governance Committee Charter"). The Nominating and Corporate Governance Committee is responsible for, among other things, identifying, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board; making recommendations to the board with respect to compensation of board and committee members; overseeing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other functions as the board may from time to time delegate to the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee Charter is attached as Exhibit B. The Nominating and Corporate Governance Committee currently consists of Messrs. Burt and Garil, and Ms. Higgins, none of whom is an "interested person" for purposes of the 1940 Act, and all of whom are independent as defined under the listing standards of the NYSE applicable to closed-end funds. The Nominating and Corporate Governance Committee met once during the fiscal year ended September 30, 2006. Each Nominating and Corporate Governance Committee member attended 75% or more of the Nominating and Corporate Governance Committee meetings during the last fiscal year.

    In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an "interested person" as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a board member; (iv) the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate's experience with the experience of other board members; and (vi) the extent to which the candidate would be a desirable addition to the board and any committees thereof.

    The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard Burt, care of the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by shareholders. The board does not have a standing compensation committee.

    Each Independent Director receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $95,000 and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Directors who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Director will receive $2,000 for each special in-person meeting (not held as a joint meeting) of the Fund's board actually attended where the Fund's board must meet separately from the regularly scheduled joint board meetings. Independent Directors who participate in scheduled telephonic meetings of the board(s) of one or more UBS Funds are paid $1,000 for each such meeting actually attended. The board's Chairman receives annually an additional $50,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000 provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Independent Directors who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated according to the number of such funds. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the Fund for acting as a board member or officer. Board members are reimbursed for expenses incurred in attending meetings. Professor Feldberg, an interested person of the Fund, is compensated by management.

    Each director who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. The table below includes certain information relating to the compensation of the Fund's directors.

                               COMPENSATION TABLE+

                                                                                      TOTAL
                                                                    AGGREGATE      COMPENSATION
                                                                  COMPENSATION    FROM THE FUND
                                                                      FROM           AND THE
NAME OF PERSON, POSITION                                            THE FUND*     FUND COMPLEX**
------------------------                                            ---------     --------------
Richard Q. Armstrong, Director ..........................            $3,650          $164,514
Alan S. Bernikow, Director+++ ...........................             1,817                 0
Richard R. Burt, Director ...............................             3,285           142,500
Meyer Feldberg, Director++ ..............................                 0           172,983
Bernard H. Garil, Director+++ ...........................             1,570                 0
Heather R. Higgins, Director+++ .........................             1,570                 0

---------------

+ Only Independent Directors are compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager; directors who are "interested persons," as defined in the 1940 Act, do not receive compensation from the UBS Global AM funds.

++ Until March 1, 2005, Professor Feldberg was an Independent Director and was compensated as such by the funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager. Effective March 1, 2005, Professor Feldberg is an "interested person" of the Fund by virtue of his position as senior advisor with Morgan Stanley. As such, Professor Feldberg is no longer compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager. The compensation amounts listed in the Compensation Table for Professor Feldberg represent only those amounts paid by other funds within the Fund Complex but for which UBS Global AM does not serve as investment advisor, sub-advisor or manager.

+++ Messrs. Bernikow and Garil and Ms. Higgins were elected to the Board in February 2006 and were not compensated in 2005 as Directors.

* Represents fees paid to each director during the fiscal year ended September 30, 2006.

** Represents fees paid during the calendar year ended December 31, 2005 to each board member by: (a) 16 investment companies in the case of Messrs. Armstrong and Burt; and (b) 29 investment companies in the case of Professor Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

                       INFORMATION CONCERNING INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

    The Fund's financial statements for the fiscal year ended September 30, 2006, were audited by Ernst & Young LLP ("Ernst & Young"), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2007. Ernst & Young has been the Fund's independent registered public accounting firm since July 25, 2001. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

    The aggregate audit fees billed by Ernst & Young for professional services rendered to the Fund for the audit of each of the last two fiscal years ended September 30, 2006 and September 30, 2005 were approximately $38,500 and $28,600, respectively.

    Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

AUDIT-RELATED FEES

    The aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $8,773 and $7,712, respectively, in each of the fiscal years ended September 30, 2006 and September 30, 2005.

    Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements, (2) review of the consolidated 2005 and 2004 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the registrant's fiscal years ended 2006 and 2005.

    With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of (i) the Fund's service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

TAX FEES

    The aggregate tax fees billed by Ernst & Young for services rendered to the Fund for each of the fiscal years ended September 30, 2006 and September 30, 2005 were approximately $8,000 and $11,150, respectively.

    Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

    With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of (i) the Fund's service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

ALL OTHER FEES

    For the fiscal years ended September 30, 2006 and September 30, 2005, there were no fees billed by Ernst & Young for other services provided to the Fund. Fees included in the "all other fees" category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

   There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

    With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of (i) the Fund's service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

    The Audit Committee Charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

    The Audit Committee shall:

         Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent

--------------

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
    (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

         auditors to UBS Global [Asset Management (Americas) Inc. ("UBS Global [AM]")] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

AGGREGATE NON-AUDIT FEES

    For the fiscal years ended September 30, 2006 and September 30, 2005, the aggregate non-audit fees billed by Ernst & Young of approximately $24,773 and $72,362, respectively, included non-audit services rendered on behalf of the Fund of approximately $16,773 and $18,862, respectively, and non-audit services rendered on behalf of the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund of approximately $8,000 and $53,500, respectively.

    The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young's independence.

---------------

    Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                               TERM OF OFFICE+     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                           POSITION(S) HELD     AND LENGTH OF         NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
 ----------------------      -------------       -----------            ----------------------------------
Joseph Allessie*; 41       Vice President       Since 2005         Mr. Allessie is a director and deputy general
                           and Assistant                           counsel at UBS Global Asset Management (US)
                           Secretary                               Inc. and UBS Global AM (collectively, "UBS
                                                                   Global AM--Americas region") (since 2005).
                                                                   Prior to joining UBS Global AM--Americas
                                                                   region, he was senior vice president and
                                                                   general counsel of Kenmar Advisory Corp.
                                                                   (from 2004 to 2005). Prior to that Mr.
                                                                   Allessie was general counsel and secretary
                                                                   of GAM USA Inc., GAM Investments, GAM
                                                                   Services, GAM Funds, Inc. and the GAM Avalon
                                                                   Funds (from 1999 to 2004). Mr. Allessie is a
                                                                   vice president and assistant secretary of 20
                                                                   investment companies (consisting of 92
                                                                   portfolios) for which UBS Global AM--Americas
                                                                   region or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 38     Vice President       Since 2006         Ms. Bubloski is an associate director and a
                           and Assistant                           senior manager (since 2004) of the US mutual
                           Treasurer                               fund treasury administration department of
                                                                   UBS Global AM--Americas region. Ms. Bubloski
                                                                   is vice president and assistant treasurer
                                                                   of 20 investment companies (consisting of 92
                                                                   portfolios) for which UBS Global AM--Americas
                                                                   region or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or manager.

Thomas Disbrow*; 40        Vice President       Since 2000         Mr. Disbrow is a director (since 2001), and
                           and Treasurer        (Vice              head of the US mutual fund treasury
                                                President);        administration department (since September 2006)
                                                Since 2004         of UBS Global AM--Americas region. Mr. Disbrow
                                                (Treasurer)        is a vice president and treasurer and/or
                                                                   principal accounting officer of 20 investment
                                                                   companies (consisting of 92 portfolios) for
                                                                   which UBS Global AM--Americas region or one of
                                                                   its affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

                                               TERM OF OFFICE+     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                           POSITION(S) HELD     AND LENGTH OF         NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
 ----------------------      -------------       -----------            ----------------------------------
Michael J. Flook*; 41      Vice President       Since 2006         Mr. Flook is an associate director and a
                           and Assistant                           senior manager of the US mutual fund
                           Treasurer                               treasury administration department of UBS
                                                                   Global AM--Americas region (since 2006).
                                                                   Prior to joining UBS Global AM--Americas
                                                                   region, he was a senior manager with The
                                                                   Reserve (asset management firm) from May
                                                                   2005 to May 2006. Prior to that he was a
                                                                   senior manager with PFPC Worldwide since
                                                                   October 2000. Mr. Flook is a vice president
                                                                   and assistant treasurer of 20 investment
                                                                   companies (consisting of 92 portfolios) for
                                                                   which UBS Global AM--Americas region or one
                                                                   of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Elbridge T. Gerry          Vice President       Since 1996         Mr. Gerry is a managing director--municipal
III*; 49                                                           fixed income of UBS Global AM--Americas
                                                                   region (since 2001). Mr. Gerry is a vice
                                                                   president of six investment companies
                                                                   (consisting of 10 portfolios) for which UBS
                                                                   Global AM--Americas region or one of its
                                                                   affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

Mark F. Kemper**; 48       Vice President       Since 2004         Mr. Kemper is general counsel of UBS
                           and Secretary                           Global AM--Americas region (since 2004).
                                                                   Mr. Kemper also is a managing director of
                                                                   UBS Global AM--Americas region (since 2006).
                                                                   He was deputy general counsel of UBS Global
                                                                   Asset Management (Americas) Inc. ("UBS
                                                                   Global AM--Americas") from July 2001 to
                                                                   July 2004. He has been secretary of UBS
                                                                   Global AM--Americas since 1999 and assistant
                                                                   secretary of UBS Global Asset Management
                                                                   Trust Company since 1993. Mr. Kemper is
                                                                   secretary of UBS Global AM--Americas region
                                                                   (since 2004). Mr. Kemper is vice president
                                                                   and secretary of 20 investment companies
                                                                   (consisting of 92 portfolios) for which UBS
                                                                   Global AM--Americas region or one of its
                                                                   affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

                                               TERM OF OFFICE+     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                           POSITION(S) HELD     AND LENGTH OF         NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
 ----------------------      -------------       -----------            ----------------------------------
Joanne M. Kilkeary*; 38    Vice President       Since 2004         Ms. Kilkeary is an associate director (since
                           and Assistant                           2000) and a senior manager (since 2004) of
                           Treasurer                               the US mutual fund treasury administration
                                                                   department of UBS Global AM--Americas region.
                                                                   Ms. Kilkeary is a vice president and
                                                                   assistant treasurer of 20 investment
                                                                   companies (consisting of 92 portfolios) for
                                                                   which UBS Global AM--Americas region or one
                                                                   of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Tammie Lee*; 35            Vice President       Since 2005         Ms. Lee is a director and associate general
                           and Assistant                           counsel of UBS Global AM--Americas
                           Secretary                               region (since 2005). Prior to joining UBS
                                                                   Global AM-Americas region, she was vice
                                                                   president and counsel at Deutsche Asset
                                                                   Management/Scudder Investments from
                                                                   2003 to 2005. Prior to that she was assistant
                                                                   vice president and counsel at Deutsche
                                                                   Asset Management/Scudder Investments
                                                                   from 2000 to 2003. Ms. Lee is a vice president
                                                                   and assistant secretary of 20 investment
                                                                   companies (consisting of 92 portfolios) for
                                                                   which UBS Global AM--Americas region
                                                                   or one of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Joseph McGill*; 44         Vice President       Since 2004         Mr. McGill is a managing director (since
                           and Chief                               2006) and chief compliance officer (since
                           Compliance                              2003) at UBS Global AM--Americas region.
                           Officer                                 Prior to joining UBS Global AM--Americas
                                                                   region, he was assistant general counsel at
                                                                   J. P. Morgan Investment Management (from
                                                                   1999 to 2003). Mr. McGill is a vice president
                                                                   and chief compliance officer of 20 investment
                                                                   companies (consisting of 92 portfolios) for
                                                                   which UBS Global AM--Americas region
                                                                   or one of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

                                               TERM OF OFFICE+     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                           POSITION(S) HELD     AND LENGTH OF         NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
 ----------------------      -------------       -----------            ----------------------------------
Kevin McIntyre*; 40        Vice President       Since 2005         Mr. McIntyre is a director (since 2003) and
                                                                   portfolio manager (since 2005) of UBS Global
                                                                   AM--Americas region. He is also Head of
                                                                   Municipal Trading since 2002. Prior to that
                                                                   he was a trader and assistant portfolio
                                                                   manager with UBS Global AM--Americas region.
                                                                   Mr. McIntyre is a vice president of two
                                                                   investment companies (consisting of two
                                                                   portfolios) for which UBS Global AM--Americas
                                                                   region or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or manager.

Eric Sanders*; 41          Vice President       Since 2005         Mr. Sanders is a director and associate
                           and Assistant                           general counsel of UBS Global AM--Americas
                           Secretary                               region (since 2005). From 1996 until June
                                                                   2005, he held various positions at Fred
                                                                   Alger & Company, Incorporated, the most
                                                                   recent being assistant vice president and
                                                                   associate general counsel. Mr. Sanders is a
                                                                   vice president and assistant secretary of 20
                                                                   investment companies (consisting of 92
                                                                   portfolios) for which UBS Global AM--Americas
                                                                   region or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or manager.

Andrew Shoup*; 50          Vice President       Since 2006         Mr. Shoup is a managing director and senior
                           and Chief                               member of the Global Treasury Administration
                           Operating                               department of UBS Global AM--Americas region
                           Officer                                 (since July 2006). Prior to joining UBS
                                                                   Global AM--Americas region, he was Chief
                                                                   Administrative Officer for the Legg Mason
                                                                   Partners Funds (formerly Smith Barney, Salomon
                                                                   Brothers, and CitiFunds mutual funds) from
                                                                   November 2003 to July 2006. Prior to that, he
                                                                   held various positions with Citigroup Asset
                                                                   Management and related companies with their
                                                                   domestic and offshore mutual funds since 1993.
                                                                   Additionally, he has worked for another mutual
                                                                   fund complex as well as spending eleven years
                                                                   in public accounting. Mr. Shoup is a vice
                                                                   president and chief operating officer of 20
                                                                   investment companies (consisting of 92
                                                                   portfolios) for which UBS Global AM--Americas
                                                                   region or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or manager.

                                               TERM OF OFFICE+     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                           POSITION(S) HELD     AND LENGTH OF         NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
 ----------------------      -------------       -----------            ----------------------------------
Kai R. Sotorp**; 47        President            Since 2006         Mr. Sotorp is the Head of the Americas for
                                                                   UBS Global Asset Management (since 2004);
                                                                   a member of the UBS Group Managing Board
                                                                   (since 2003) and a member of the UBS Global
                                                                   Asset Management Executive Committee (since
                                                                   2001). Prior to his current role, Mr. Sotorp
                                                                   was Head of UBS Global Asset Management--Asia
                                                                   Pacific (2002-2004), covering Australia, Japan,
                                                                   Hong Kong, Singapore and Taiwan; Head of UBS
                                                                   Global Asset Management (Japan) Ltd. (2001-2004);
                                                                   Representative Director and President of UBS
                                                                   Global Asset Management (Japan) Ltd. (2000-2004);
                                                                   and member of the board of Mitsubishi Corp.--UBS
                                                                   Realty Inc. (2000-2004). Mr. Sotorp is President
                                                                   of 20 investment companies (consisting of 92
                                                                   portfolios) for which UBS Global Asset Management
                                                                   --Americas region or one of its affiliates serves
                                                                   as investment advisor, sub-advisor or manager.

Keith A. Weller*; 45       Vice President       Since 1995         Mr. Weller is an executive director and senior
                           and Assistant                           associate general counsel of UBS Global AM--
                           Secretary                               Americas region (since 2005) and has been an
                                                                   attorney with affiliated entities since 1995.
                                                                   Mr. Weller is a vice president and assistant
                                                                   secretary of 20 investment companies (consisting
                                                                   of 92 portfolios) for which UBS Global AM--
                                                                   Americas region or one of its affiliates serves
                                                                   as investment advisor, sub-advisor or manager.

---------------

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

 + Officers of the Fund are appointed by the directors and serve at the pleasure of the board.

                                OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES

    As of November 3, 2006, management did not know of any person who owned beneficially 5% or more of the shares of the Fund.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any board member or officer.

                              SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 2008 annual meeting of shareholders should send such proposals to the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, NY 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than July 30, 2007, and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                             By order of the board of directors,

                                             MARK F. KEMPER
                                             Vice President and Secretary

    November 22, 2006

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        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
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                                                                       EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                     AMENDED AND RESTATED AS OF MAY 12, 2004
                        (REVISED AS OF NOVEMBER 6, 2006)

ESTABLISHMENT AND PURPOSE

    This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each fund (the "Fund") advised by UBS Global Asset Management (Americas) Inc. ("UBS Global") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to assist Board oversight of (1) the integrity of the Fund's financial statements,
(2) the Fund's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence and (4) the performance of the Fund's independent auditors.

    In performing its Board oversight assistance function, the Committee will, among other things (a) oversee the scope of the Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as determining the compensation thereof; and (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors.

DUTIES AND RESPONSIBILITIES

AUDIT OVERSIGHT

    The Fund's independent auditors are accountable to the Committee.

    The Committee shall:

    1. Approve, and recommend to the Board for the Board's ratification, the selection, appointment, retention or termination of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

    2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS

---------------

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
    (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

        Global and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global or the Fund's officers).

    3. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors' independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

    4. Review, in consultation with the independent auditors, the scope of the Fund's proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund's financial statements.

    5. Inquire of UBS Global and the independent auditors as to the Fund's qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

    6. [Closed-end Funds only] Review and discuss the Fund's audited annual financial statements and unaudited semiannual reports with UBS Global and, in the case of the audited financials, the independent auditors, including the Fund's disclosure of management's discussion of Fund performance.

---------------

    Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

    7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement, and management's response.

    8. Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard
        No. 1, or any subsequent Statement.

    9. Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund's service providers.

    10. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund's sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund's sub-adviser(s), if any, that relates to services rendered to the Fund.

    11. Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures (set forth on Appendix C hereto) for the confidential, anonymous submission by Fund officers or employees and the Fund's investment adviser (including sub-advisers, if any), administrator(s), principal underwriter or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters related to the Fund.

    12. Request that the independent auditors report to the Committee on any unusual items or matters discovered during the course of any semi-annual or other reviews.

    13. [Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund's officers and UBS Global; and prepare the audit committee report required to be included in the Fund's proxy statement for its annual meeting of shareholders.

    14. [Closed-end Funds only] At least annually, obtain and review a report by the Fund's independent auditors describing (i) the independent auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and
        (iii) (to assess the independent auditors' independence) all relationships between the independent auditor and the Fund.

    15. [Closed-end Funds only] Discuss in general the Fund's periodic earnings releases, as well as any financial information and earnings guidance provided to analysts and rating agencies.

    16. [Closed-end Funds only] Discuss policies with respect to risk assessment and risk management.

    17. [Closed-end Funds only] Review hiring policies of UBS Global and the Fund, if any, for employees and former employees of the Fund's independent auditors.

    18. [Closed-end Funds only] Prepare an annual performance evaluation of the Committee for the Board's review.

    19. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    In performing its duties, the Committee shall be provided by UBS Global, the Fund's sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, UBS Global, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers and, as it determines necessary to carry out its duties and at the Fund's expense, may engage outside advisors and consultants. In carrying out its functions, the Committee shall meet separately, periodically, with management and with the Fund's independent auditors. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

COMPOSITION

    The Committee shall have a minimum of three members and shall be composed of a number of Board members, each of whom has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), as the Board shall determine from time to time. Each member of the Committee must also meet the independence and experience requirements as set forth in Sections 303A.07(a) and 303.01(b)(2)(a) of the New York Stock Exchange's Listed Company Manual, in each case as applicable to closed-end Funds. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.(2)

    In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an "audit committee financial expert," as determined under the rules of the Securities and Exchange Commission. Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

    For those Funds listed on the NYSE, no member of the Committee may serve on the audit committees of more than three public companies, including all Funds managed by UBS Global (deemed for these purposes to be a single public company), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively.

---------------

(2) In the case of a newly-organized UBS fund, the Chairperson's term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

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MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund's counsel, UBS Global, the Fund's sub-adviser(s), if any, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund's independent auditors at least once a year outside the presence of the Fund's officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund's officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

    One-third of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

    The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

    While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund's audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund's financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

    In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

    This Charter may be amended by a vote of a majority of the Board members.

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                                                                      APPENDIX A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series Inc.
*Strategic Global Income Fund, Inc.
*Global High Income Fund Inc.
*Investment Grade Municipal Income Fund Inc.
*Insured Municipal Income Fund Inc.
*Managed High Yield Plus Fund Inc.

---------------

  * Closed-end Funds. The duties and responsibilities of any provision applicable exclusively to closed-end funds apply to these funds only.

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                                                                      APPENDIX B

                  AUDIT COMMITTEE FINANCIAL EXPERT REQUIREMENTS

An "audit committee financial expert" is a person who has the following attributes:

    an understanding of generally accepted accounting principles and financial statements;

    the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

    experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

    an understanding of internal controls and procedures for financial reporting; and

    an understanding of audit committee functions.

A person must have acquired such attributes through one or more of the following:

    education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

    experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

    experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

    other relevant experience.

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                                                                      APPENDIX C

                         POLICIES OF THE AUDIT COMMITTEE
                  REGARDING CONCERNS OR COMPLAINTS RELATING TO
                   ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR
                   AUDITING MATTERS OR OTHER MATTERS RELATING
                          TO THE OPERATIONS OF THE FUND

INTRODUCTION

    The following policies are adopted by the Board of each fund ("Fund") advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") listed on Appendix A to the Fund's Audit Committee Charter ("Charter").

    These policies shall constitute an amendment to, and a part of, the Charter and shall be designated as Appendix C to the Charter. These policies constitute the procedures to be established pursuant to Item 10 of "Duties and Responsibilities - Audit Oversight" in the Charter; however, the Board has decided to extend the benefit of these policies to all Funds, not just those exchange-listed Funds that are required to establish such procedures pursuant to
Section 301 of the Sarbanes-Oxley Act and Rule 303A of the New York Stock Exchange Inc. Listed Company Manual.

    These policies establish (1) procedures for the receipt, retention and treatment of complaints received by the Fund (including Fund officers) regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund, (2) procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the investment adviser (and sub-advisor, if applicable), administrator (and sub-administrator, if applicable), principal underwriter (if any), or any other provider of accounting related services for the Fund (each a "Service Provider") and (3) protections for such persons bringing complaints or concerns to the attention of the Board's Audit Committee (the "Committee").

REPORTING

    It is expected that all board members and officers, as well as employees of each Service Provider, will report promptly any concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund. Employees of Service Providers (including Fund officers) should first consider exhausting any internal reporting mechanisms at their firm before directly contacting the Chairperson of the Committee (or in the event of a potential conflict involving such person, any other member of the Committee). If such a person does not receive a satisfactory response within a reasonable period of time, or if he or she believes that utilizing internal reporting mechanisms would be futile or otherwise undesirable, he or she should (1) in the case of Service Providers under the supervision of UBS Global AM (e.g., State Street Bank and Trust or PFPC, Inc.), contact UBS Global AM via the "ethics hotline" and/or mailbox referenced below (unless such person believes that using such "ethics hotline" and/or mailbox would be futile or otherwise undesirable, in which case he or she should report concerns as directed in the remainder of this sentence); or (2) in the case of all other persons, contact the Chairperson of the Committee directly (or in the event of a potential conflict involving such person, any other member of the Committee).

    The Committee requests that each Service Provider promptly inform it of complaints or concerns received from its employees pursuant to these or any similar policies it may have if such complaints or concerns are reasonably believed to relate to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund.

    The Committee directs UBS Global AM to communicate these policies to its primary contact(s) at each other Service Provider. Each Service Provider, including UBS Global AM, shall be directed to make these methods by which complaints or concerns can be communicated known to its employees who are primarily involved in accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund that could reasonably be expected to impact the Fund. If any Service Provider refuses such request, UBS Global AM shall notify the Committee of the Service Provider's reasons for non-cooperation, and the Committee shall recommend to the Board such actions as it believes appropriate.

NON RETALIATION

    The Fund prohibits any form of retaliation being taken against any board member or officer, and shall request that each Service Provider not take any form of retaliation against its employees, as a result of such person lawfully engaging in any of the following "Covered Activities":

    1. reporting concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund; or

    2. assisting in an internal or external investigation conducted by the Fund or a Service Provider regarding such concerns or complaints; or

    3. filing, testifying, participating or otherwise assisting in a criminal or regulatory proceeding relating to the Fund or a Service Provider.

    To the extent possible, the Board shall seek assurances from Service Providers that they shall not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of his or her employment because such employee has made a report of a concern or complaint or engaged in any other Covered Activities under these policies. In addition, the Board shall seek assurances from Service Providers that they shall not knowingly, with the intent to retaliate, take any action harmful to any employee, including interference with the lawful employment or livelihood of any person, for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any crime.

CONFIDENTIALITY

    Reasonable efforts will be made to keep a reporting person's identity confidential. In certain circumstances, however, it may be possible that in the course of the investigation, facts must be disclosed that would require the identity of the reporting person to be disclosed. Accordingly, in such circumstances, it is not possible to give a blanket guarantee of confidentiality. However, the Committee shall take all reasonable steps (and ask its Service Providers to make reasonable efforts) to attempt to safeguard the submission of information on a confidential basis.

    A Fund Person or Service Provider employee may submit information anonymously to the Committee through a letter addressed directly to the Chairman of the Committee (or in the event of a potential conflict involving such person, to any other member of the Committee at the Chairman's (or other Committee member's) address as specified in the Fund's Annual Report to Shareholders. The Committee recognizes that certain Service Providers have established their own procedures for the confidential, anonymous receipt of concerns or complaints and requests that Service Providers promptly report to the Committee any concerns or complaints relating to the matters discussed herein.

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ETHICS HOTLINE & MAILBOX

    Where circumstances preclude the use of conventional channels, UBS Global AM has established an ethics hotline and a physical mailbox to facilitate the confidential, anonymous submission of concerns regarding potential legal/regulatory violations and questionable accounting or auditing matters or other matters relating to the operations of a Fund or other ethical dilemmas. The hotline is available for leaving a voicemail message 24-hours a day, seven days a week. In order to protect confidentiality, only the UBS Global AM General Counsel and Chief Compliance Officer will be authorized to retrieve messages. Please utilize the hotline and the mailbox only for this stated purpose. The ethics hotline number is 866-237 1851. Written submissions should be addressed to: UBS Global Asset Management (US) Inc., Attn: ETHICS, 51 West 52nd Street, New York, NY 10019-6114.

BREACH OF THIS POLICY

    Retaliatory conduct which amounts to a breach of this policy could result in criminal or regulatory sanctions or civil liability or have an adverse effect on the Fund's or a Service Provider's reputation. As a result, a breach of this policy may constitute gross misconduct and may result in disciplinary action up to and including dismissal from service as a board member or officer, or with respect to a Service Provider, the Board's decision to terminate any Fund contracts or other relationships with the Service Provider.

RETENTION AND TREATMENT OF INFORMATION REGARDING CONCERNS AND COMPLAINTS

    The Committee minutes shall reflect the receipt, retention and treatment of information received pursuant to this policy. The Committee shall have the power to obtain the resources it deems necessary and appropriate to investigate any information regarding such concerns or complaints, including obtaining the assistance of special counsel, auditors or other advisors or consultants to assist it in carrying out its responsibilities.

                                            (May 2004, as revised November 2006)

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                                                                       EXHIBIT B

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
                  AMENDED AND RESTATED AS OF NOVEMBER 10, 2004
                        (REVISED AS OF NOVEMBER 6, 2006)

ESTABLISHMENT AND PURPOSE

    This document serves as the Charter for the Nominating and Corporate Governance Committee (the "Committee") of the Board of each fund (the "Fund") advised by UBS Global Asset Management (Americas) Inc. ("UBS Global") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) identify individuals qualified to serve as members of the Board of Directors/Trustees (the "Board") of each Fund; (b) make recommendations to the Board on the composition of the Board; (c) recommend committee assignments and responsibilities to the Board; (d) make recommendations to the Board regarding corporate governance matters and responsibilities; and (e) periodically assess the functioning of the Board and its committees (including the Committee).

COMPOSITION

    1. The Committee shall consist of three or more Board members who are not "interested persons" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"). Each member of the Committee must also meet the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange (the "NYSE"). Each Committee member shall serve until a successor to such member is duly elected or qualified or until such member's resignation or removal from the Board or the Committee.

    2. The Committee shall elect a chairperson (the "Chairperson") of the Committee, who shall preside over Committee meetings.

    3. The compensation of the Chairperson and the Committee members shall be as determined by the Board.

NOMINATION AND APPOINTMENT POLICY

    1. The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

    2. In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

        o whether or not the person is an "interested person" as defined in the 1940 Act, meets the independence and experience requirements of the NYSE cited above and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

        o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

        o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

        o the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight,

        o the interplay of the candidate's experience with the experience of other Board members; and

        o the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

    3. While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Fund shareholders if a vacancy occurs among those Board members who are Independent Board Members. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund's disclosure documents. The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

    4. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

DUTIES AND RESPONSIBILITIES

    1. The Committee shall identify individuals believed to be qualified to become Board members and recommend to the Board the nominees to either
        (i) be elected by the Board or (ii) stand for election as Board members at the annual or special meeting of shareholders, as applicable.
    2. The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.
    3. The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Board members, including, as it deems necessary, any term limits and mandatory retirement age.
    4. The Committee shall review, as it deems necessary, and make recommendations to the Board with regard to the compensation of Board and committee chairpersons.
    5. The Committee shall have the authority to retain and terminate any search firm to be used to identify Board nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.
    6. The Committee shall be responsible for overseeing an annual evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare a summary of the performance of the Board and its committees, to be discussed with the Board.

    7. The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to
        (a) the nomination of the Board or any committee members, (b) corporate governance matters and (c) Board and committee evaluation matters.

SUBCOMMITTEES

    1. The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

MEETINGS

    1. The Committee shall meet at such times as it deems necessary or appropriate to carry out its duties. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may also take action by unanimous written consent.
    2. One-half of the Committee's members shall constitute a quorum, if at least two members are present. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.
    3. The Committee shall keep written minutes of its meetings, which minutes shall be maintained within the books and records of the Fund, and the Committee shall report to the Board on its meetings.
    4. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.
    5. The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

REPORTING

    1. The Chairperson shall report to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

AMENDMENTS

    1. This Charter may be amended by a vote of a majority of the Board members.

                                                                      SCHEDULE A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series Inc.
Strategic Global Income Fund Inc.
Global High Income Fund Inc.
Investment Grade Municipal Income Fund Inc.
Insured Municipal Income Fund Inc.
Managed High Yield Plus Fund Inc.

------------------
        INVESTMENT
             GRADE
         MUNICIPAL
  INCOME FUND INC.
==================

PROXY
STATEMENT

------------------
        INVESTMENT
             GRADE
         MUNICIPAL
  INCOME FUND INC.
==================

------------------
NOTICE OF
ANNUAL MEETING
TO BE HELD ON
JANUARY 18, 2007
AND PROXY
STATEMENT
==================

================================================================================
    PROXY - INVESTMENT GRADE MUNICIPAL INCOME FUND INC.     COMMON STOCK PROXY
================================================================================

    ANNUAL MEETING OF SHAREHOLDERS - JANUARY 18, 2007

    The undersigned hereby appoints as proxies Keith A. Weller and Cathleen Crandall and each of them (with full power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjounment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed.

    UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

    YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 43111, Providence, RI 02940-5102. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

    -------------                                                  -------------
     SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
        SIDE                                                           SIDE
    -------------                                                  -------------

                                                               [BAR CODE]
                                                                               +

              INVESTMENT GRADE MUNICIPAL
              INCOME FUND INC.

                                                           000000000.000 ext
                                                           000000000.000 ext
                                    000004                 000000000.000 ext
[BAR CODE]    MR A SAMPLE                                  000000000.000 ext
              DESIGNATION (IF ANY)                         000000000.000 ext
              ADD 1                 LEAST ADDRESS LINE     000000000.000 ext
              ADD 2                                        000000000.000 ext
              ADD 3
              ADD 4
              ADD 5
              ADD 6

              [BAR CODE]                                   C 1234567890  J N T

                                                           [BAR CODE]

                            [ ] Mark this box with an X if you have made changes to your name or address details above.

================================================================================
    ANNUAL MEETING PROXY CARD                               COMMON STOCK PROXY
================================================================================

    [A]  ELECTION OF DIRECTORS
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
    1. To elect as directors:

01 - Richard Q. Armstrong   02 - Alan S. Bernikow   03 - Bernard H. Garil  04 - Heather Richardson Higgins

    [ ]  TO VOTE FOR ALL NOMINEES    [ ]  TO WITHHOLD VOTE FROM ALL NOMINEES
                 ---                         --------

    [ ]  FOR ALL EXCEPT - TO WITHHOLD A VOTE FOR A SPECIFIC NOMINEE, MARK THE
                          BOX TO THE LEFT WITH AN X AND PLACE AN X IN THE BOX(ES) BELOW NUMBERED TO CORRESPOND WITH THE NAMES IN THE LIST ABOVE.

                          01 - [ ]      02 - [ ]      03 - [ ]      04 - [ ]

    Mark this box with an X if you have made comments below.  [ ]

    -------------------------------------------------------------

    -------------------------------------------------------------

    -------------------------------------------------------------

    [B] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR
        YOUR INSTRUCTIONS TO BE EXECUTED.
    This proxy will not be voted unless it is dated and signed exactly as instructed below.

    If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should confirm exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp.. John Doe, Treasurer".

    Sign exactly as name appears hereon.

                                                           Signature 2 (if held
                                Signature 1 - Please keep  jointly) - Please keep
    Date (mm/dd/yyyy)           signature within the box   signature within the box
    --------------------------  -------------------------  ------------------------
    [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
    --------------------------  -------------------------  ------------------------

    [ ]  0 1 1 2 2 2 1    1 U P X                         C O Y                   +

001CD40001  00N53D

================================================================================
    PROXY - INVESTMENT GRADE MUNICIPAL INCOME FUND INC. PREFERRED STOCK PROXY
================================================================================

    ANNUAL MEETING OF SHAREHOLDERS - JANUARY 18, 2007

    The undersigned hereby appoints as proxies Keith A. Weller and Cathleen Crandall and each of them (with full power of substitution) to vote for the undersigned all shares of preferred stock of the undersigned at the aforesaid meeting and any adjounment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed.

    UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

    YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 43111, Providence, RI 02940-5102. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

    -------------                                                  -------------
     SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
        SIDE                                                            SIDE
    -------------                                                  -------------

                                                               [BAR CODE]
                                                                               +

              INVESTMENT GRADE MUNICIPAL
              INCOME FUND INC.

                                                           000000000.000 ext
                                                           000000000.000 ext
                                    000004                 000000000.000 ext
[BAR CODE]    MR A SAMPLE                                  000000000.000 ext
              DESIGNATION (IF ANY)                         000000000.000 ext
              ADD 1                 LEAST ADDRESS LINE     000000000.000 ext
              ADD 2                                        000000000.000 ext
              ADD 3
              ADD 4
              ADD 5
              ADD 6

              [BAR CODE]                                C 1234567890  J N T

                                                           [BAR CODE]

                            [ ] Mark this box with an X if you have made changes to your name or address details above.

================================================================================
    ANNUAL MEETING PROXY CARD                            PREFERRED STOCK PROXY
================================================================================

    [A]  ELECTION OF DIRECTORS
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
    1. To elect as directors:

01 - Richard Q. Armstrong   02 - Alan S. Bernikow            03 - Richard R. Burt    04 - Meyer Feldberg
05 - Bernard H. Garil       06 - Heather Richardson Higgins

    [ ]  TO VOTE FOR ALL NOMINEES    [ ]  TO WITHHOLD VOTE FROM ALL NOMINEES
                 ---                         --------

    [ ]  FOR ALL EXCEPT - TO WITHHOLD A VOTE FOR A SPECIFIC NOMINEE, MARK THE
                          BOX TO THE LEFT WITH AN X AND PLACE AN X IN THE BOX(ES) BELOW NUMBERED TO CORRESPOND WITH THE NAMES IN THE LIST ABOVE.

                          01 - [ ]      02 - [ ]      03 - [ ]      04 - [ ]

                          05 - [ ]      06 - [ ]

    Mark this box with an X if you have made comments below.  [ ]

    -------------------------------------------------------------

    -------------------------------------------------------------

    -------------------------------------------------------------

    [B] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR
        YOUR INSTRUCTIONS TO BE EXECUTED.
    This proxy will not be voted unless it is dated and signed exactly as instructed below.

    If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should confirm exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp.. John Doe, Treasurer".

    Sign exactly as name appears hereon.

                                                           Signature 2 (if held
                                Signature 1 - Please keep  jointly) - Please keep
    Date (mm/dd/yyyy)           signature within the box   signature within the box
    --------------------------  -------------------------  ------------------------
    [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
    --------------------------  -------------------------  ------------------------

    [ ]  0 1 1 2 2 2 2    1 U P X                         C O Y                   +

001CD40001      00N59D